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
Scudder Variable Series I

o Bond Portfolio                                            o Health Sciences Portfolio
o Capital Growth Portfolio                                  o International Portfolio
o Global Discovery Portfolio                                o Money Market Portfolio
o Growth and Income Portfolio


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Scudder Variable Series II

o Scudder Blue Chip Portfolio                               o Scudder Small Cap Growth Portfolio
o Scudder Conservative Income Strategy Portfolio            o Scudder Strategic Income Portfolio
o Scudder Fixed Income Portfolio                            o Scudder Technology Growth Portfolio
o Scudder Global Blue Chip Portfolio                        o Scudder Templeton Foreign Value Portfolio
o Scudder Government & Agency Securities Portfolio          o Scudder Total Return Portfolio
o Scudder Growth & Income Strategy Portfolio                o SVS Davis Venture Value Portfolio
o Scudder Growth Strategy Portfolio                         o SVS Dreman Financial Services Portfolio
o Scudder High Income Portfolio                             o SVS Dreman High Return Equity Portfolio
o Scudder Income & Growth Strategy Portfolio                o SVS Dreman Small Cap Value Portfolio
o Scudder International Select Equity Portfolio             o SVS Janus Growth And Income Portfolio
o Scudder Large Cap Value Portfolio                         o SVS Janus Growth Opportunities Portfolio
o Scudder Mercury Large Cap Core Portfolio                  o SVS MFS Strategic Value Portfolio
o Scudder Mid Cap Growth Portfolio                          o SVS Oak Strategic Equity Portfolio
o Scudder Money Market Portfolio                            o SVS Turner Mid Cap Growth Portfolio
o Scudder Salomon Aggressive Growth Portfolio


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Scudder Investments VIT Funds

o Scudder Real Estate Securities Portfolio                  o Scudder VIT Equity 500 Index Fund
o Scudder VIT Small Cap Index Fund
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Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The Funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the Funds' investment advisors and their affiliates, and certain individuals, including in some cases Fund Trustees/Directors, officers, and other parties. Each Scudder Fund's investment advisor has agreed to indemnify the applicable Scudder Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors.

With respect to the lawsuits, based on currently available information, the Funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder Funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the Funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the Scudder Funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (the "SEC"), the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected Scudder Funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the Scudder Funds will be named as respondents or defendants in any proceedings. The Funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the Scudder Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain Scudder Funds and (ii) by failing more generally to take adequate measures to prevent market timing in the Scudder Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent trustees of the Scudder Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.


Other Regulatory Matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder Funds to broker-dealers that sold shares in the Scudder Funds and provided enhanced marketing and distribution for shares in the Scudder Funds. In addition, on January 13, 2006, Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.



               Please Retain This Supplement for Future Reference


January 27, 2006